UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 20, 2009 (January 14, 2009)
The Scotts Miracle-Gro Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041

(Address of principal executive offices)	(Zip Code)
(937) 644-0011

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 — Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EX-10.2

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Barry W. Sanders Employment Agreement
     On January 14, 2009, The Scotts Company LLC (“Scotts LLC”), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (the “Company”), and Barry W. Sanders, the Company's Executive Vice President, North America, entered into an amendment (the “First Amendment”) to Mr. Sanders’ existing employment agreement, which has been effective since October 1, 2007 (the “Employment Agreement”).
     The First Amendment revises the definition of the term “Good Reason” so that only a material diminution in Mr. Sanders’ base compensation or a material change in the geographic location at which Mr. Sanders must perform services (each without Mr. Sanders’ consent) constitutes “Good Reason” under the revised Employment Agreement. The First Amendment also modifies the calculation of the portion of the annual bonus that Mr. Sanders would receive in the event his employment is terminated by Scotts LLC without Cause or in the event Mr. Sanders terminates his employment for Good Reason unrelated to a Change in Control (as such terms are defined in the Employment Agreement, as amended by the First Amendment). In either such event, Mr. Sanders will receive a lump sum payment equal to the Annual Bonus Award (as defined in the Employment Agreement) that he would have received had he remained employed for the entire fiscal year/performance period, prorated based on the actual base salary paid to Mr. Sanders during such fiscal year for services rendered through the effective date of such termination.
     Finally, pursuant to the First Amendment, Scotts LLC has agreed to extend the term of the Employment Agreement through September 30, 2011.
     The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Employment Agreement is attached as Exhibit 10(m) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.
Item 9.01 — Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired:
     Not applicable.
     (b) Pro forma financial information:
     Not applicable.
     (c) Shell company transactions:
     Not applicable.

     (d) Exhibits:

Exhibit No.	Description	Location

10.1	Employment Agreement, effective as of October 1, 2007, between The Scotts Company LLC and Barry Sanders (executed by Mr. Sanders on November 16, 2007 and on behalf of The Scotts Company LLC on November 19, 2007)	Incorporated herein by reference to The Scotts Miracle-Gro Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 1-11593) [Exhibit 10(m)]

10.2	First Amendment to Employment Agreement, effective as of January 14, 2009, by and between The Scotts Company LLC and Barry Sanders	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: January 20, 2009	By:	/s/ Vincent C. Brockman
Printed Name: Vincent C. Brockman
		Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 20, 2009
The Scotts Miracle-Gro Company

Exhibit No.	Description	Location

10.1	Employment Agreement, effective as of October 1, 2007, between The Scotts Company LLC and Barry Sanders (executed by Mr. Sanders on November 16, 2007 and on behalf of The Scotts Company LLC on November 19, 2007)	Incorporated herein by reference to The Scotts Miracle-Gro Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 1-11593) [Exhibit 10(m)]

10.2	First Amendment to Employment Agreement, effective as of January 14, 2009, by and between The Scotts Company LLC and Barry Sanders	Filed herewith

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